EXHIBIT 10.2

EXECUTION COPY

INTERCREDITOR AGREEMENT

This Intercreditor Agreement, dated as of July 31, 2004 (this “Agreement”), is among Credit Suisse First Boston, as administrative agent (in such capacity, the ”Agent”) for the Bank Creditors (as defined below), BNFL USA Group Inc., a Delaware corporation (the “Consortium Creditor”), Washington Group International, Inc., an Ohio corporation (“WGI”) and the affiliates of WGI from time to time party to the Consortium Security Agreement (together with WGI, collectively, “Debtors”).

PRELIMINARY STATEMENTS:

1.             Washington Group International, Inc., a Delaware corporation, as borrower, the lenders party thereto, as lenders (together with the Agent, the “Bank Creditors” and each, a “Bank Creditor”), and the Agent are parties to the Amended and Restated Credit Agreement dated as of October 9, 2003 (as amended, waived, supplemented or otherwise modified from time to time, the “Credit Agreement” and together with the other documents entered in connection with the Credit Agreement, the “Credit Agreement Documentation”), under which the Bank Creditors agreed to extend credit to WGI and its subsidiaries.  All or any part of any amounts owing by any Debtor or any successor or assignee, including, without limitation, a receiver or debtor in possession, to the Bank Creditors under the Credit Agreement Documentation now or in the future or obligations that are due or not due, direct or indirect, absolute or contingent or guaranteed) are referred to in this Agreement as the “Credit Agreement Obligations.”

2.             Pursuant to a Security Agreement of even date herewith in favor of the Consortium Creditor (the “Consortium Security Agreement”; together with the other Consortium Documents described therein, the “Consortium Documentation”), each existing Debtor has agreed (and each Additional Debtor will agree) to grant a security interest to the Consortium Creditor in the Collateral described therein (the “Consortium Collateral”).  All or any part of any amounts owing by any Debtor or any successor or assignee, including, without limitation, a receiver or debtor in possession, to the Consortium Creditor under the Consortium Documentation now or in the future or obligations that are due or not due, direct or indirect, absolute or contingent or guaranteed are referred to in this Agreement as the “Consortium Obligations.”  Capitalized terms used in this Agreement and not otherwise defined have the meanings set forth for such terms in the Consortium Security Agreement.

3.             The execution and delivery of this Agreement is a condition precedent to the effectiveness of that certain Second Amended and Restated Consortium Agreement of even date herewith (the “Consortium Agreement”), between the Consortium Creditor and WGI.

AGREEMENT:

In consideration of the foregoing and the mutual agreements contained in this Agreement, the Agent, the Consortium Creditor and WGI agree as follows:

1.   Agreement on Allocation of Liens.  (A) The Consortium Creditor acknowledges that, pursuant to the Credit Agreement and other Credit Agreement Documentation, WGI has granted to the Agent, for the benefit of the Bank Creditors, valid and perfected security interests in and liens against substantially all of WGI’s assets (including the Consortium Collateral), which security interests and liens secure the full, prompt and complete payment of the Credit Agreement Obligations.

(B)           The Agent, on behalf of the Bank Creditors, acknowledges that, pursuant to the Consortium Documentation, each Debtor has granted to the Consortium Creditor valid and perfected security interests in and liens against the Consortium Collateral, which security interests and liens secure the full, prompt and complete payment of the Consortium Obligations.

(C)           Notwithstanding any understanding between the Agent, any Bank Creditor and/or any Debtor, the order or time of creation, acquisition, attachment, or the order, time or manner of perfection (whether by possession, control, filing or otherwise), or the order or time of filing or recordation of any document or instrument, or other method of assigning, perfecting a security interest or lien on and against any of the Consortium Collateral, any assignment, lien or security interest now or hereafter existing of, in and to the Consortium Collateral in favor of the Agent shall be and at all times remain subordinate and junior to any existing and future security interests of the Consortium Creditor in and to all Consortium Collateral to the extent, and only to the extent, that such Consortium Collateral secures Consortium Obligations.

(D)          The Consortium Creditor agrees that it has no and will have no liens and security interests in any property of any Debtor except for the Consortium Collateral.  The Consortium Creditor agrees that the Consortium Collateral secures only the Consortium Obligations.

2.   In Furtherance of Subordination.  (A)  All payments or distributions upon or with respect to the Consortium Collateral that are received by the Agent or any Bank Creditor contrary to the provisions of this Agreement are received in trust for the benefit of the Consortium Creditor, will be segregated from other funds and property held by the Agent or such Bank Creditor and will be immediately paid over to the Consortium Creditor in the same form as so received (with any necessary indorsement) to be applied in accordance with the Consortium Security Agreement.

(B)           The Consortium Creditor and Agent on behalf of the Bank Creditors, respectively, are each authorized to demand specific performance of this Agreement, whether or not any Debtor has complied with any of the provisions of this Agreement applicable to it, at any time when the Consortium Creditor or the Agent or any Bank Creditor, as applicable, has failed to comply with any provision of this Agreement applicable to it.

3.   No Contest.  So long as any of the Credit Agreement Obligations or the Consortium Obligations have not been paid in full, neither the Consortium Creditor nor the Agent (nor any Bank Creditor) will contest the validity, priority (as established by this Agreement) or enforceability of the (a) Agent’s or the Bank Creditors’ rights or Debtors’ obligations under the Credit Agreement Documentation or (b) the Consortium Creditor’s rights or Debtors’ obligations under the Consortium Documentation.

4.   Further Assurances.  The Consortium Creditor, the Agent and each Debtor will, at Debtors’ expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Agent or the Consortium Creditor may reasonably request, to protect any right or interest granted or purported to be granted by this Agreement or to enable the Bank Creditors and the Consortium Creditors to exercise and enforce their rights and remedies under this Agreement.

5.   Marshalling of Assets.  Nothing in this Agreement will be deemed to require either the Consortium Creditor, the Agent or any Bank Creditor (i) to proceed against certain property securing the Consortium Obligations or the Credit Agreement Obligations, as applicable, prior to proceeding against other property securing the same or (ii) to marshall the Consortium Collateral or the Bank Collateral, as applicable, upon the enforcement of the Consortium Creditor’s or Agent’s remedies under the Consortium Documentation or the Credit Agreement Documentation, respectively.

6.   Obligations under this Agreement Not Affected.  All rights and interests of the Bank Creditors under this Agreement, and all agreements and obligations of the Consortium Creditor and WGI under this Agreement, remain in full force and effect irrespective of:

(i)            any lack of validity or enforceability of the Consortium Agreement or the other Consortium Documentation; or

(ii)           any lack of validity or enforceability of the Credit Agreement or the other Credit Agreement Documentation.

7.   Waivers.  The Consortium Creditor, the Agent, the Bank Creditors and each Debtor each expressly waives any notice of the acceptance by the Consortium Creditor and the Agent, respectively, of the subordination and other provisions of this Agreement and all other notices not specifically required under the terms of this Agreement whatsoever, and the Consortium Creditor, the Agent, the Bank Creditors and each Debtor each expressly consent to reliance by the Consortium Creditor and the Bank Creditors upon the agreements and obligations in this Agreement.

8.   Information Concerning Financial Condition of WGI.  The Consortium Creditor and the Agent assume responsibility for keeping themselves informed of the financial condition of Debtors and of all other circumstances bearing upon the risk of nonpayment of all or any part of the Consortium Obligations and the Credit Agreement Obligations, respectively.

9.   Amendment; Waiver.  This Agreement may be amended only by a writing executed by the Consortium Creditor, Debtors and the Agent.  No waiver of any provision of this Agreement is effective unless it is in writing and signed by the Consortium Creditor, Debtors and the Agent.

10.   Addresses for Notices.  Any notice or other communication required hereunder shall be in writing (messages sent by e-mail or other electronic transmission (other than by facsimile) shall not constitute a writing), and shall be deemed to have been validly served, given or delivered when received by the recipient if hand delivered, sent by commercial overnight courier or sent by facsimile, or three Business Days after deposit in the United States mail, with proper first class postage prepaid and addressed to the party to be notified at the address specified on the signature page of this Agreement or at such other address as is designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 10.  Any notice required to be given by or to any Debtor hereunder will be deemed received or given, as the case may be, if such notice is given by or to WGI in compliance with this Section 10.

11.   No Waiver; Remedies.  No failure on the part of the Consortium Creditor, the Agent or a Bank Creditor, respectively, to exercise, and no delay in exercising, any right under this Agreement operates as a waiver of such right, nor does any single or partial exercise of any right under this Agreement preclude any other or further exercise of such right or the exercise of any other right.  The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

12.   Continuing Agreement; Transfer of Credit Agreement Obligations.  This Agreement is a continuing agreement and (i) remains in full force and effect until the Consortium Obligations and Credit Agreement Obligations have been paid in full and the Consortium Documentation and the Credit Agreement Documentation have been terminated, (ii) is binding upon the Consortium Creditor, each Debtor, the Agent, the Bank Creditors and their respective successors, transferees, participants and assigns and (iii) inures to the benefit of and is enforceable by the Agent and the Consortium Creditor and their successors, transferees, participants and assigns.  Without limiting the generality of clause (iii) above, the Bank Creditors may, in accordance with the Credit Agreement, assign, participate or otherwise transfer the Credit Agreement Obligations to any other person or entity, which person or entity upon such transfer becomes vested with all the rights in respect of such Credit Agreement Obligations granted to the Bank Creditors in this Agreement or otherwise.

13.   Documentation.  The Agent and the Consortium Creditor each represent and warrant to the other that it has (i) in the case of the Agent, delivered to the Consortium Creditor true, correct and complete copies of the Credit Agreement and the other primary Credit Agreement Documentation and (ii) in the case of the Consortium Creditor, delivered to the Agent true, correct and complete copies of the primary Consortium Documentation.

14.   Construction.  (A) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any party, whether under any rule of construction or otherwise.  On the contrary, this Agreement has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

(B)           Unless the context of this Agreement requires otherwise, the plural includes the singular, the singular includes the plural, and “including” has the inclusive meaning of “including without limitation.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms of this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement.  All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the person or persons may require.

(C)           Section and other headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Agreement.  Unless otherwise provided, references to articles, sections, schedules, annexes and exhibits shall be deemed references to articles, sections, schedules, annexes and exhibits of this Agreement.  References in this Agreement (i) to any other agreement are deemed to refer to such agreements as the same may be amended, restated, supplemented or otherwise modified from time to time under the provisions hereof or thereof (unless expressly stated otherwise) and (ii) to any law, rule or regulation are deemed to refer to such law, rule or regulation as it may be amended, supplemented or otherwise modified from time to time, and any successor law, rule or regulation.  Any reference to a person includes the successors and assigns of such person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Agreement governing the assignment of rights and obligations under or the binding effect of any provision of this Agreement.

15.   Governing Law; Severability  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE  STATE OF NEW YORK.  If any provision of this Agreement is held to be illegal or unenforceable, such provision shall be fully severable, and the remaining provisions of the applicable agreement shall remain in full force and effect and shall not be affected by such provision’s severance.  Furthermore, in lieu of any such provision, there shall be added automatically as a part of the applicable agreement a legal and enforceable provision as similar in terms to the severed provision as may be possible.

16.   WAIVER OF JURY TRIAL; PERSONAL SERVICE.  EACH DEBTOR, THE CONSORTIUM CREDITOR AND THE AGENT EACH WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF  THIS AGREEMENT.  EACH DEBTOR, THE CONSORTIUM CREDITOR AND THE AGENT EACH IRREVOCABLY WAIVE PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED.

17.   CONSENT TO JURISDICTION.  THE CONSORTIUM CREDITOR, THE AGENT AND EACH DEBTOR, IN CONNECTION WITH ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, EACH CONSENT TO THE JURISDICTION OF THE FEDERAL COURT OF THE SOUTHERN DISTRICT OF NEW YORK OR, IF SUCH COURT LACKS JURISDICTION, THEN TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, AND WAIVES ANY OBJECTION BASED UPON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED UNDER THIS AGREEMENT.

18.   Agreement by Debtors.  Each Debtor agrees that it will not make any payment of any of the Consortium Obligations or the Credit Agreement Obligations, or take any other action, in contravention of the provisions of this Agreement.

19.   Counterparts  This Agreement may be executed in any number of counterparts and by the different parties to this Agreement on separate counterparts and each such counterpart is deemed to be an original, but all such counterparts together constitute but one and the same Agreement.

*     *     *     *     *Executed and delivered as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON,
New York Branch, as Agent

By:	/s/ Jay Chall
Title:	DIRECTOR

By:	/s/Vanessa Gomez
Title:	ASSOCIATE

Eleven Madison Avenue
New York, NY 10010
Attention: Christopher Kim / Agency Group
Telecopy No. (212) 325-8304

WASHINGTON GROUP INTERNATIONAL, INC., an Ohio corporation

By:	/s/ George H. Juetten
Title:	Exec VP and Chief Financial Officer

WESTINGHOUSE GOVERNMENT SERVICES COMPANY LLC

By:	/s/ George H. Juetten
Title:	Vice President

WESTINGHOUSE SAVANNAH RIVER COMPANY LLC

By:	/s/ George H. Juetten
Title:	Vice President

WASHINGTON SAFETY MANAGEMENT SOLUTIONS LLC

By:	/s/ George H. Juetten
Title:	Vice President

WSMS MID-AMERICA LLC

By:	/s/ George H. Juetten
Title:	Vice President

720 Park Boulevard
Boise, ID 838712
Attention: Richard Perry, Esq.
Telecopy No. (208) 386-52200

with a copy to:

Jones Day
77 West Wacker Drive
Chicago, IL 60601
Attention: Robert J. Graves, Esq.
Telecopy No. (312) 782-8585

2

BNFL USA GROUP INC.

By:	/s/ John F. Edwards
Title:

BNFL Inc.
Crystal Gateway One
1235 South Clark Street
Suite 700
Arlington, VA 22202
Attention: Philip O. Strawbridge
Facsimile No.: (703) 412-2567

with a copy to:

BNFL Inc.
Crystal Gateway One
1235 South Clark Street
Suite 700
Arlington, VA 22202
Attention: Jonathan P. Carter, Esq.
Facsimile No.: (703) 412-2571

3